CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.10
BY DIAL GLOBAL, INC.

DIGITAL RESELLER AGREEMENT

AMONG

TRITON DIGITAL

AND

DIAL GLOBAL

DATED AS OF JULY 29, 2011

***	The confidential content of this Exhibit 10.10 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

DIGITAL RESELLER AGREEMENT

This DIGITAL RESELLER AGREEMENT (this “Agreement”), dated as of July 29, 2011 (“Effective Date”), is by and between Triton Media Group, LLC, a California limited liability company (“Triton”) and Dial Communications Global Media, LLC, a Delaware limited liability company (“DG”).

RECITALS

WHEREAS, Triton is in the business of providing digital applications and services to terrestrial radio stations in exchange for cash and commercial advertising airtime;

WHEREAS, DG is in the business of terrestrial radio barter sales and wishes to serve as a terrestrial radio barter sales representative to Triton; and

WHEREAS, Triton wishes to engage DG as its terrestrial radio barter sale representative.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

ARTICLE I

DEFINED TERMS

In addition to the terms defined elsewhere herein, for purposes of this Agreement:

“Adjusted Gross Receipts” means Gross Receipts less only advertising agency commissions actually paid by DG or any of its subsidiaries to unaffiliated third parties.

“AQH” means average quarter hour impression.

“CPM” means cost per thousand impressions.

“Dispute” means all claims, controversies or disputes arising out of or in connection with this Agreement.

“Gross Receipts” means all gross amounts actually received by DG, without any deductions, with respect to impressions/inventory in the U.S. obtained during the term.

“Term” is defined in Section 6.1.

***	The confidential content of this Exhibit 10.10 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

ARTICLE II

SERVICES

DG will provide, at its sole expense, services to Triton customarily rendered by terrestrial network radio sales representatives in the United States. Triton will exclusively use DG solely for the sale of over the air impressions/inventory procured by bartering with U.S. traditional terrestrial radio stations in exchange for Triton services; provided, Triton shall be permitted to allow a broadcaster that controls a competing network (Triton will use best efforts to procure such inventory for DG) to sell its inventory (bartered for Triton services and products) via its owned and operated network (e.g., Citadel/Cumulus or Clear Channel sign for a Triton service in exchange for bartered inventory; Going forward, Triton may allow such broadcasters’ owned network to sell those impressions/inventory instead of Triton providing to DG those impressions/inventory for sale).

ARTICLE III

PAYMENTS

Section 3.1 Commission. Triton shall pay to DG [***] percent ([***]) of Adjusted Gross Receipts for impressions/inventory sold during the term.

Section 3.2 Payment Receipt by DG. To the extent DG collects or receives Gross Receipts from customers, DG shall receive such monies in trust for and on behalf of Triton. DG shall send such Adjusted Gross Receipts to Triton, less the applicable commission, to Triton within fifteen (15) days of receipt of such monies. DG and its creditors shall have no ownership or right to such monies.

ARTICLE IV

BUDGETING

Section 4.1 Budgeting. By January 31 of each year, DG will approve its annual budget. Each year prior to DG approving its annual budget, Triton and DG will agree on a target amount of new impressions/inventory that Triton will endeavor to add to the DG network by signing new Triton affiliates for Triton digital services. Triton’s annual barter budget increase shall be measured by DG’s [***] multiplied by [***], plus an annual “same affiliate” increase of DG’s annual growth rate per the DG annual budget.

Section 4.2 Guarantee of Performance. Each year, DG will use its commercial best efforts to sell Triton inventory and guarantee Triton’s performance, based on the agreed-upon Triton annual barter budget, in the following manner (stub years will be treated similarly, on a pro rated basis), excluding acquisitions that occur after the completion of the annual budget:

(a) If DG misses Triton’s budget by a greater percentage than DG misses its own budget, less a [***] percent ([***]%) cushion, then DG will make whole the difference to Triton (e.g., if DG is [***] percent ([***]%) to budget and Triton is [***] percent ([***]%) to budget, then DG shall make Triton whole by [***] percent ([***]%)), reduced by the shortfall of AQH as described above; and

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CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

(b) If DG meets or exceeds its annual budget by a certain percentage compared to its performance with respect to Triton’s annual barter budget, so long as Triton delivers its AQH impressions to budget, then: (i) if such percentage is less than or equal to [***] percent ([***]%) (e.g., if DG is [***]% to budget and Triton is [***]% to budget), then no overage billing is required; and (ii) if such percentage is greater than [***] percent ([***]%), then DG will guarantee overage equal to DG’s percentage over budget (e.g., if DG is [***]% to budget and Triton is [***]% to budget, then DG will guarantee Triton at [***]%; and, if DG is [***]% to budget and Triton is [***] percent ([***]%) to budget, then DG will guarantee Triton at [***]%).

ARTICLE V

REVIEWS; REPORTING; AUDITS

Section 5.1 Reviews. Triton and DG will conduct mutual quarterly performance reviews and annual true-ups regarding performance and guarantee payment.

Section 5.2 Audit Rights. Each party will keep or cause to be kept, in accordance with generally accepted accounting practice, books, records and accounts covering its operations hereunder and containing all information necessary for the accurate determination of amounts payable hereunder. DG will permit an internationally recognized accounting firm representing Triton once during any calendar year to inspect, during regular business hours, such books, records and accounts as may be necessary to determine the completeness and accuracy of reports required to be made hereunder. All information gained in such inspection shall be maintained in confidence by Triton and such firm and the accounting firm shall merely report to Triton whether there is a discrepancy and, if so, the amount thereof. The parties agree that any deficiency shall be promptly paid and any overpayment promptly refunded.

Section 5.3 Reporting Obligations. DG agrees to deliver to Triton within thirty (30) days after the end of each calendar quarter during which it or its affiliates have sold impressions, any part of which is within the Term of this Agreement, a report in writing setting forth the: (i) amount of, (ii) identity of, and (iii) commissions due for impressions sold during such calendar quarter by DG or its affiliates.

ARTICLE VI

TERM; TERMINATION

Section 6.1 Term. This Agreement shall become effective upon the Effective Date. Unless sooner terminated as herein provided, this Agreement shall continue in effect until four (4) years from the Effective Date (“Term”).

***	The confidential content of this Exhibit 10.10 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

Section 6.2 Termination. If either party is in material breach of this Agreement, the other party may give written notice of termination of this Agreement by calling attention to such default and specifying a termination date not less than sixty (60) days after the date of such notice. If the other party has not remedied such default prior to the termination date specified in such notice, the notifying party may terminate this Agreement upon sending written notice thereof to the other party.

ARTICLE VII

CONFIDENTIALITY

Each party shall hold the terms of this Agreement in strict confidence, using at least the same degree of care to prevent unauthorized disclosure that it uses with its own confidential information (but in no event using less than a reasonable degree of care), and shall not disclose the terms of this Agreement to others. Notwithstanding the foregoing sentence, the parties shall not be obligated to maintain the confidentiality of any information that: (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available through no action or inaction of the disclosing party; or (iii) is required by law to be disclosed by the disclosing party, provided that the disclosing party provides the other party with prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting such information from public disclosure.

ARTICLE VIII

DISPUTE RESOLUTION

Section 8.1 Arbitration. All Disputes that are not resolved by the parties shall be resolved by final and binding arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules; provided that nothing in this Article VIII shall prohibit a Party from instituting litigation to enforce any Final Determination. The Parties hereby agree and acknowledge that, except as otherwise provided in this Article VIII or in the Commercial Arbitration Rules of the AAA as in effect from time to time, any final determination hereunder shall be governed by, and shall be enforced pursuant to the Uniform Arbitration Act and applicable provisions of Delaware law.

Section 8.2 Selection of Arbitrators. Each party shall select one independent arbitrator. In the event that either party fails to select an independent arbitrator as set forth herein within twenty (20) days after delivery of a Notice of Arbitration, then the matter shall be resolved by the arbitrator selected by the other Party. The two (2) selected arbitrators shall select a third independent arbitrator within twenty (20) days of their selection, and the three arbitrators so selected shall resolve the matter according to the procedures set forth in this Article VIII.

Section 8.3 Arbitration Location; Costs. The place of arbitration shall be in the State of California. Each party shall bear its own costs relating to such arbitration and the Parties shall equally share the arbitrators’ fees and expenses. The arbitration and all related proceedings and discovery shall take place pursuant to a protective order entered by the arbitrators that adequately protects the confidential nature of the parties’ respective confidential information.

***	The confidential content of this Exhibit 10.10 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Any such assignment shall be void ab initio. Notwithstanding the foregoing, DG may assign all of its ongoing rights and obligations under this Agreement to Westwood One, Inc. (“Westwood”) without the prior written consent of Triton; provided that Westwood assumes all of DG’s rights and obligations under this Agreement, and provided that DG must provide at least thirty (30) days written notice to Triton prior to consummating such assignment and assumption. For avoidance of doubt, in the event DG assigns this Agreement to Westwood in accordance with the requirements of the previous sentence, this Agreement shall be deemed automatically amended upon consummation of such assignment such that all references in the recitals and Articles of this Agreement to “DG” shall thereafter be deemed references to “Westwood” for all purposes hereunder (other than this Section 9.1), but DG shall not be relieved from any liabilities, claims or obligations arising under this Agreement, and DG and Westwood shall be jointly and severally liable for those claims, liabilities and obligations. Notwithstanding the first two sentences of this Section 9.1, without the prior written consent of the other party, either party may at any time, in its sole discretion, assign, in whole or in part, its rights and obligations under this Agreement to: (i) one or more of its affiliates (provided that any such assignment shall not relieve such party of any of the liabilities, claims or obligations arising under this Agreement); and (b) any purchaser of such party or any of its divisions or any material portion of its assets (whether such sale is structured as a sale of stock, sale of assets, merger, recapitalization or otherwise) (provided that any such assignment shall not relieve such party of any of the liabilities, claims or obligations arising this Agreement).

Section 9.2 Relationship of the Parties. None of the provisions of this Agreement are intended to create, nor shall be deemed or construed to create, any relationship between the parties other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement. Neither of the parties hereto, nor any of their respective employees shall be construed to be the agent, employer or representative of the other.

Section 9.3 Governing Law. The validity and interpretation of this Agreement and the legal relations of the parties to it shall be governed by the laws of the United States of America and the State of Delaware without regard for principles related to choice of law.

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CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

Section 9.4 Limitation of Liability; Disclaimer of Warranties.

(a) NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, THE PATENT RIGHTS, THE KNOW-HOW OR ANY IMPROVEMENT, WHETHER SUCH CLAIM IS BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

(b) EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE PATENT RIGHTS, KNOW-HOW, IMPROVEMENTS AND PRODUCTS AND THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

Section 9.5 Severability. If any provision or provisions of this Agreement, or any portion of any provision hereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, then such provision or portion thereof shall be construed to give effect to the parties’ intent regarding such provision or portion thereof to the maximum extent permitted by applicable Law, and such determination or action shall be construed so as not to affect the validity, enforceability or effect of any other portion hereof or thereof.

Section 9.6 Headings; Interpretation. The headings of the various Articles and Sections of this Agreement have been inserted for the purpose of convenience of reference only, and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

Section 9.7 Entire Agreement. This Agreement, and the documents and instruments referred to herein, embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to the subject matter hereof.

[Signature Page Follows]

***	The confidential content of this Exhibit 10.10 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY DIAL GLOBAL, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TRITON MEDIA GROUP, LLC:

By:	/s/ Michael Agovino
Name: Michael Agovino
Title: Chief Operating Officer

DIAL COMMUNICATIONS GLOBAL MEDIA, LLC:

By:	/s/ Hiram Lazar
Name: Hiram Lazar
Title: Chief Financial Officer

***	The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Signature Page to Digital Reseller Agreement]